JULY 14, 2025
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD SCHRODERS DIVERSIFIED EMERGING MARKETS FUND SUMMARY PROSPECTUS
DATED FEBRUARY 28, 2025, AS SUPPLEMENTED TO DATE
HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS
DATED FEBRUARY 28, 2025, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Schroders Diversified Emerging Markets Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
On May 14, 2025, the Hartford Schroders Diversified Emerging Markets Fund (the “Fund”) announced that the Fund would be liquidated as of the close of business on July 18, 2025 (or at such earlier or later date as determined by an officer of The Hartford Mutual Funds II, Inc.), pursuant to a plan of liquidation. The originally anticipated liquidation date of July 18, 2025 has been postponed to August 8, 2025 (although the liquidation date may be further delayed).
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7751
July 2025